                                                                   EXHIBIT 10.5

                         WAIVER/AMENDMENT NUMBER THREE
                                 TO CALMAT CO.
                                CREDIT AGREEMENT
                          DATED AS OF AUGUST 20, 1991

         This Waiver to the Credit Agreement described below is entered into as of February 5, 1993.

         1. Preliminary Statement. Reference is made to a Credit Agreement dated as of August 20, 1991 (which, as it may be amended, extended or supplemented from time to time, is herein called the "Credit Agreement") among CalMat Co. (the "Borrower"), the lenders which are a party thereto (the "Lenders") and The First National Bank of Chicago, as agent for the Lenders (the "Agent"). Section 6.18 of the Credit Agreement requires the Borrower to meet a minimum fixed charge coverage ratio at the end of each fiscal quarter for the four-quarter period then ended. The Borrower has informed the Agent that it is in violation of Section 6.18 for the period ending December 31, 1992 and has requested that this violation be waived.

         2. Waiver. The Required Lenders hereby waive until March 31, 1993 any violation of Section 6.18 of the Credit Agreement for the four-quarter period ended December 31, 1992. On and after March 31, 1993 the Borrower shall be required to be in compliance with Section 6.18 as written without giving effect to this Waiver, including, without limitation, compliance with the minimum fixed charge ratio required under section 6.18 for the four-quarter period ending March 31, 1993.

         3. Definitions. Unless the context shall otherwise require, all terms used herein which are defined in the Credit Agreement shall have the meanings assigned to them therein.

         4. Expenses. The Borrower shall pay all expenses of the Agent (including reasonable charges for in-house counsel) incurred by the Agent in the preparation of this Amendment.

         5. Reference to and Effect on the Loan Documents. Upon the effectiveness hereof, each reference in the Credit Agreement and the other Loan Documents to "this Credit Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to the "Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean and be a reference to the Credit Agreement, as modified hereby. Except as expressly waived hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect.

                                  THE FIRST NATIONAL BANK OF CHICAGO
                                        Individually and as Agent
                                  By:        /s/ Gene Benke
                                     ------------------------------------------
                                        Its:  Senior Vice President
                                            ----------------------------------